UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 2, 2023, the Company held its 2023 Annual Meeting of Stockholders, at which a quorum was present. The final voting results regarding each proposal are set forth in the following tables.

Proposal One - Election of Directors - Voting results for Proposal One were as follows:

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
325,285,971	2,523,771	161,831	24,335,904

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
326,736,687	1,100,981	133,905	24,335,904

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
324,641,561	3,185,753	144,259	24,335,904

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
318,658,195	9,148,196	165,182	24,335,904

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
325,815,258	1,998,189	158,126	24,335,904

James A. Burke:

For	Against	Abstain	Broker Nonvotes
327,401,752	411,337	158,484	24,335,904

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
320,100,449	7,711,413	159,711	24,335,904

Brian K. Ferraioli:

For	Against	Abstain	Broker Nonvotes
325,436,011	2,373,577	161,985	24,335,904

Jeff D. Hunter:

For	Against	Abstain	Broker Nonvotes
320,086,687	7,725,167	159,719	24,335,904

Julie A. Lagacy:

For	Against	Abstain	Broker Nonvotes
322,168,622	5,645,016	157,935	24,335,904

John R. Sult:

For	Against	Abstain	Broker Nonvotes
325,301,792	2,510,484	159,297	24,335,904

As a result, Scott B. Helm, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, James A. Burke, Lisa Crutchfield, Brian K. Ferraioli, Jeff D. Hunter, Julie A. Lagacy, and John R. Sult were elected to the Board.

Proposal Two - Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
274,370,741	52,534,744	1,066,088	24,335,904

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three - Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2023. Voting results were as follows:

For	Against	Abstain
345,392,134	6,836,443	78,900

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2023

VISTRA CORP.

By:	/s/ Yuki Whitmire
Name:	Yuki Whitmire
Title:	Vice President, Associate General Counsel, and Corporate Secretary